Exhibit 3.32

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER	:	0430410
	EFFECTIVE DATE	:	05/13/2004
	JURISDICTION	:	GEORGIA
	REFERENCE	:	0167
	PRINT DATE	:	05/21/2004
	FORM NUMBER	:	356

ROBERT B. MCINTOSH

504 THRASHER STREET

NORCROSS, GA 30071

CERTIFICATE OF ORGANIZATION

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

ROCK-TENN SHARED SERVICES, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Cathy Cox Cathy Cox Secretary of State

Certification#: 7839021-1 Page 1 of 3

ARTICLES OF ORGANIZATION

OF

ROCK-TENN SHARED SERVICES, LLC

1.	The name of the limited liability company is Rock-Tenn Shared Services, LLC.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization on this 13th day of May, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh Organizer

Certification#: 7839021-1 Page 2 of 3

CATHY COX Secretary of State

OFFICE OF SECRETARY OF STATE CORPORATIONS DIVISION

315 West Tower, #2 Martin Luther King, Jr. Drive Atlanta, Georgia 30334-1530 (404) 656-2817

Registered agent, officer, entity status information via the Internet http://www.georgiacorporations.org

WARREN RARY Director

ENRICO M. ROBINSON Assistant Director

TRANSMITTAL INFORMATION GEORGIA LIMITED LIABILITY COMPANY

DO NOT WRITE IN SHADED AREA - SOS USE ONLY

DOCKET # PENDING # CONTROL#

DOCKET CODE DATE FILED AMOUNT RECEIVED 100

CHECK/ RECEIPT # 011578554 TYPE CODE

EXAMINER JURISDICTION (COUNTY) CODE 67

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1. 041410710

LLC Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank) Rock-Tenn Shared Services, LLC

LLC Name (List exactly as it appears in articles)

2. Robert B. McIntosh (770) 263-4456

Name of person filing articles (certificate will be mailed to this person, at address below)

Telephone Number

504 Thrasher Street Address

Norcross GA 30071

City State Zip Code

3. P.O. Box 4098

Principal Office Mailing Address of LLC (Unlike registered office address, this may be a post office box)

Norcross GA 30091

City State Zip Code

4. Robert B. McIntosh

Name of LLC’s Registered Agent in Georgia 504 Thrasher Street

Registered Office Street Address of LLC in Georgia (Post office box or mail drop not acceptable for registered office address)

Norcross Gwinnett GA 30071

City County State Zip Code

5. Name and Address of each organizer (Attach additional sheets if necessary)

Robert B. McIntosh 504 Thrasher Street Norcross GA 30071

Organizer Address City State Zip Code

Organizer Address City State Zip Code

6. Mail or deliver the following items to the Secretary of State, at the above address:

1) This transmittal form

2) Original and one copy of the Articles of Organization

3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

5/13/2004

Authorized Signature Member, Manager, Organizer or Attorney-in-fact (Circle one)

Date

Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org

FORM 231

Certification#: 7839021-1 Page 3 of 3